John Hancock Funds II (the Trust)
International Value Fund (the fund)

Supplement dated January 10, 2020 to the current Prospectus (the prospectus), as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current prospectus.

At an in-person meeting held on December 10-12, 2019, the Trust’s Board of Trustees (the Board) approved the appointment of Boston Partners Global Investors, Inc. (Boston Partners), to replace Templeton Investment Counsel, LLC (Templeton) as subadvisor to the fund, which is expected to be effective on or about February 12, 2020 (the Effective Date). In addition, the Board approved a reduction in the fund’s management fee schedule, effective as of the Effective Date.

In connection with the changes described above, the prospectus is hereby amended as of the Effective Date as follows:

1.	All references to Templeton are deleted and replaced with Boston Partners as the subadvisor.

2.	The following disclosure is added following the first paragraph under the heading “A note on performance” in the “Fund summary” section:

Prior to February 12, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Boston Partners Global Investors, Inc. Boston Partners). The fund’s performance shown below might have differed materially had Boston Partners managed the fund prior to February 12, 2020.

3.	The information regarding the subadvisor and sub-subadvisor under the heading “Investment management” in the “Fund summary” section is revised and restated in its entirety as follows:

Subadvisor Boston Partners Global Investors, Inc. (Boston Partners)

4.	In the “Fund summary” section, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:
Joseph F. Feeney, Jr. CFA	Christopher K. Hart, CFA	Joshua M. Jones, CFA	Joshua White, CFA
Co-Chief Executive Officer and Chief Investment Officer—Equities Managed the fund since 2020	Portfolio Manager Managed the fund since 2020	Portfolio Manager Managed the fund since 2020	Portfolio Manager Managed the fund since 2020

7.	As of the Effective Date, under “Appendix A: Schedule of Management Fees” the disclosure regarding the fund’s management fee schedule is revised and restated as follows:

Fund	APR	Advisory Fee Breakpoint
International Value Fund	0.825%	— first $300 million*;
	0.775%	— $300 million to $2.5 billion*;
	0.750%	— next $500 million; and
	0.725%	— excess over $3 billion.**
*When aggregate net assets are equal to or exceed $300 million, the advisory fee is 0.775% on all net assets up to $2.5 billion.
**The fee schedule above became effective February 28, 2020.

8.	The following information is being added to the portfolio manager information for the fund in the section entitled “Subadvisory Arrangements and Management Biographies,” under the section titled “Boston Partners Global Investors, Inc., doing business as Boston Partners.”

Fund	Portfolio Managers
International Value Fund	Joseph F. Feeney, Jr., CFA
Christopher K. Hart, CFA
Joshua M. Jones, CFA
Joshua White, CFA

•	Joseph F. Feeney, Jr., CFA. Co-Chief Executive Officer and Chief Investment Officer—Equities; managed the fund since 2020; joined subadvisor in 1995.
•	Christopher K. Hart, CFA. Portfolio Manager; managed the fund since 2020; joined subadvisor in 2002.
•	Joshua M. Jones, CFA. Portfolio Manager; managed the fund since 2020; joined subadvisor in 2006.
•	Joshua White, CFA. Portfolio Manager; managed the fund since 2020; joined subadvisor in 2006.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II (the Trust)

International Value Fund (the fund)

Supplement dated January 10, 2020 to the current Statement of Additional Information (the SAI), as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current SAI.

At an in-person meeting held on December 10-12, 2019, the Trust’s Board of Trustees approved the appointment of Boston Partners Global Investors, Inc. (Boston Partners), to replace Templeton Investment Counsel, LLC (Templeton) as subadvisor to the fund, which is expected to be effective on or about February 12, 2020 (the Effective Date).

In connection with the appointment of Wellington Management as subadvisor to the fund along with other related changes, the SAI is hereby amended as of the Effective Date as follows:

1.	All references to Templeton are deleted and replaced with Boston Partners as the subadvisor.

You should read this supplement in conjunction with the SAI and retain it for future reference.